                                                                   Exhibit 10.12

                          SP ACQUISITION HOLDINGS, INC.

                            FOUNDER'S UNITS AGREEMENT

      THIS AGREEMENT (this "AGREEMENT"), dated as of August 8, 2007, is entered into by and among SP Acquisition Holdings, Inc., a Delaware corporation (the
"COMPANY"), SP Acq LLC, a Delaware limited liability company (the "INITIAL
FOUNDER"), Steel Partners II, L.P., a Delaware limited partnership ("SP II"),
Anthony Bergamo, Ronald LaBow, Howard M. Lorber, Leonard Toboroff and S.
Nicholas Walker (each a "FOUNDER" and collectively, together with the Initial
Founder and SP II, the "FOUNDERS").

                                   WITNESSETH

      WHEREAS, the Founders in aggregate hold 7,500,000 units (the "UNITS")
consisting of one share of the Company's common stock, par value $0.001 per share (the "SHARES") and one warrant to purchase one share of common stock (the
"WARRANTS");

      WHEREAS, the Company has filed a registration statement on Form S-1 (File
No. 333-142696) (the "REGISTRATION STATEMENT") for its initial public offering of Units (the "IPO");

      WHEREAS, the Company may decide to increase or decrease the number of
Units issued in the IPO;

      WHEREAS, the Company and the Founders confirm their understanding that the
Shares being sold to the public as part of the Units shall represent approximately 80% of the Company's outstanding share capital following consummation of the IPO and any exercise of the underwriters' overallotment option (such percentage, the "PUBLIC FLOAT") regardless of whether the number of
Units issued in the IPO are increased or decreased;

      WHEREAS, the Company may decide to increase or decrease the number of
Units issued in the IPO;

      NOW THEREFORE, in consideration of the mutual promises contained in this
Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

      Section 1. ADJUSTMENT FOR OVER-ALLOTMENT OPTION EXERCISE.

      (A) The Company hereby agrees with each of the Founders, that it will declare and pay to its stockholders a dividend of Units (the "OVER-ALLOTMENT
ADJUSTMENT UNITS"), so that the number of Units the Company sells to the public in the IPO including as a result of the exercise of the underwriters'
over-allotment option will maintain the Public Float. Each of the Founders
(other than the Initial Founder) hereby irrevocably assigns to the Initial
Founder, all Over-Allotment Adjustment Units which it has the right to receive pursuant to such dividend. Unless otherwise agreed to by the Initial Founder, each of the Founders agrees to take any and all action reasonably requested by the Company or the Initial Founder necessary to effect such assignment; PROVIDED that neither the Founders nor the Company shall make or receive any cash payment in respect of any such assignment.

      (B) The Initial Founder agrees to deposit in escrow all of the
Over-Allotment Adjustment Units it receives from the Company and from the other
Founders pursuant to the escrow agreement dated as of _________, 2007 among the
Initial Founder and Continental Stock Transfer & Trust Company, as escrow agent
(the "ESCROW AGREEMENT").

      Section 2. INITIAL FOUNDER'S UNITS ADJUSTMENT. Each of the Founders hereby agrees with the Company, and the Company hereby agrees with each of the
Founders, that if the number of Units the Company offers to the public in the
IPO is increased or decreased from the number shown in the Registration
Statement filed with the Securities and Exchange Commission as of the date hereof, then the number of Units held by the Initial Founder immediately prior to consummation of the IPO will be adjusted in the same proportion as the increase or decrease in the Units offered in the IPO including the Units subject to the underwriters' overallotment option in order to maintain the Public Float.
Such increase or decrease, if any, shall be effected by dividend or surrender and cancellation of certificates evidencing such Initial Founder's Units, or such other manner as elected by the Company in its sole discretion. Such increase or decrease, if any, in the case of each of the Founders, other than to the Initial Founder, shall be governed by the terms of that certain Founder's
Units and Founder's Additional Warrants Purchase Agreement, dated as of June __,
2007 (the "DIRECTOR PURCHASE AGREEMENT") by and among the Company, the Initial
Founder, Anthony Bergamo, Ronald LaBow, Howard M. Lorber, Leonard Toboroff and
S. Nicholas Walker (each individual a "PURCHASER" and collectively the
"PURCHASERS") in the case of Purchasers and that certain Founder's Units
Purchase Agreement, dated as of March 30, 2007 (the "SP II PURCHASE AGREEMENT")
by and among the Company, the Initial Founder and SP II in the case of SP II.
Each of the Founders agrees to take any and all action reasonably requested by the Company necessary to effect such adjustment; PROVIDED that neither the
Founders nor the Company shall make or receive any cash payment in respect of any such adjustment.

      Section 3. FURTHER AGREEMENTS OF THE FOUNDERS.

      (A) Each Founder severally and not jointly acknowledges and agrees that any additional Units it may acquire pursuant to Section 1 or Section 2 of this
Agreement (A) shall be subject to the voting, waiver of liquidation, transfer restrictions and forfeiture conditions set forth in the Purchase Agreement, dated as of March 22, 2007 (in the case of the Initial Founder), the SP II
Purchase Agreement (in the case of SP II) and the Director Purchase Agreement dated as of June ___, 2007 (in the case of Anthony Bergamo, Ronald LaBow, Howard
M. Lorber, Leonard Toboroff and S. Nicholas Walker), and (B) shall bear the same legend as the Founder's Units held on the date hereof. In addition, in the event the underwriters' over-allotment option is not exercised in whole or in part, any Over-Allotment Adjustment Units issued pursuant hereto shall be subject to the forfeiture provisions set forth in the Escrow Agreement.

      (B) Each of the Initial Founder and SP II agrees that notwithstanding the definition of "Permitted Transferees" contained in the Purchase Agreement or SP
II Purchase Agreement, as applicable, it shall not transfer any Founder's Units, or any shares of common stock or warrants included in such Founder's Units
(including the shares of common stock underlying such warrants) to its respective limited partners or members in their capacity as such limited partners or members. Notwithstanding the foregoing, in no event shall the restrictions contained in this Section 3B continue beyond one year after the
Company completes its initial business combination.

      Section 4. MISCELLANEOUS.

      (A) SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not.
Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement.

      (B) SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

      (C) COUNTERPARTS. This Agreement may be executed in counterparts, all of which taken together shall constitute one and the same Agreement.

      (D) GOVERNING LAW. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State. The parties agree that, all actions and proceedings arising out of this Agreement or any of the transactions contemplated hereby, shall be brought in the United States District Court for the Southern District of New York or in a New York State Court in the County of
New York and that, in connection with any such action or proceeding, submit to the jurisdiction of, and venue in, such court. Each of the parties hereto also irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of this Agreement or the transactions contemplated hereby.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.

                                             ANTHONY BERGAMO
By:
    -----------------------------------
    Warren G. Lichtenstein,                  -----------------------------------
    Chairman of the Board of
    Directors, President and Chief
    Executive Officer
                                             RONALD LABOW

SP ACQ LLC
                                             -----------------------------------
By:
    -----------------------------------
    Warren G. Lichtenstein,
    Managing Member                          HOWARD M. LORBER

STEEL PARTNERS II, L.P.                      -----------------------------------
By: Steel Partners, L.L.C.
    its General Partner

By:                                          LEONARD TOBOROFF
    -----------------------------------
    Warren G. Lichtenstein
    Managing Member                          -----------------------------------

                                             S. NICHOLAS WALKER

                                             -----------------------------------